Fair Value Measurements	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurements
Note 3 Fair Value Measurements
As of December 31, 2020 and 2019, TDS did not have any material financial or nonfinancial assets or liabilities that were required to be recorded at fair value in its Consolidated Balance Sheet in accordance with GAAP.
The provisions of GAAP establish a fair value hierarchy that contains three levels for inputs used in fair value measurements. Level 1 inputs include quoted market prices for identical assets or liabilities in active markets. Level 2 inputs include quoted market prices for similar assets and liabilities in active markets or quoted market prices for identical assets and liabilities in inactive markets. Level 3 inputs are unobservable. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. A financial instrument’s level within the fair value hierarchy is not representative of its expected performance or its overall risk profile and, therefore, Level 3 assets are not necessarily higher risk than Level 2 assets or Level 1 assets.
TDS has applied the provisions of fair value accounting for purposes of computing the fair value of financial instruments for disclosure purposes as displayed below.

	Level within the Fair Value Hierarchy	December 31, 2020		December 31, 2019
		Book Value	Fair Value	Book Value	Fair Value
(Dollars in millions)
Cash and cash equivalents	1	$1,429	$1,429	$465	$465
Short-term investments	1	3	3	—	—
Long-term debt
Retail	2	2,753	2,809	1,753	1,796
Institutional	2	535	707	534	594
Other	2	230	230	84	84
The fair values of Cash and cash equivalents and Short-term investments approximate their book values due to the short-term nature of these financial instruments. Long-term debt excludes lease obligations, other installment arrangements, the current portion of Long-term debt and debt financing costs. The fair value of “Retail” Long-term debt was estimated using market prices for TDS’ 7.0% Senior Notes, 6.875% Senior Notes, 6.625% Senior Notes and 5.875% Senior Notes, and UScellular’s 7.25% 2063 Senior Notes, 7.25% 2064 Senior Notes, 6.95% Senior Notes, 6.25% Senior Notes issued in August 2020 and 5.5% Senior Notes issued in December 2020. TDS’ “Institutional” debt consists of UScellular’s 6.7% Senior Notes which are traded over the counter. TDS’ “Other” debt consists of senior term loan credit agreements and receivables securitization agreement. TDS estimated the fair value of its Institutional and Other debt through a discounted cash flow analysis using the interest rates or estimated yield to maturity for each borrowing, which ranged from 1.35% to 3.75% and 3.55% to 6.25% at December 31, 2020 and 2019, respectively.